                                                                    EXHIBIT 99.1

CENTURY ALUMINUM REPORTS FIRST QUARTER 2005 EARNINGS

MONTEREY, Calif. May 4, 2005 - Century Aluminum Company (NASDAQ:CENX) reported net income of $11.1 million, or $0.35 a share, for the first quarter of 2005. Reported first quarter net income was negatively impacted by an after-tax charge of $14.8 million, or $0.46 a share, for mark to market adjustments on forward contracts that do not qualify for cash flow hedge accounting.

Net income in the first quarter of 2004 was $4.8 million, or $0.20 a share. First quarter 2004 net income included net after-tax charges of $6.7 million, or $0.31 a share, which were principally related to mark to market adjustments on forward contracts. Financial results for the first quarter of 2004 excluded Nordural, which was acquired on April 27, 2004.

Sales in the 2005 first quarter were $285.4 million, compared to $232.1 million in the year-ago quarter. Operating income for the first quarter was $41.8 million, up 32-percent from $31.6 million the same period a year ago.

Shipments of primary aluminum totaled 337.0 million pounds, up from 296.7 million pounds in the first quarter of 2004. Excluding Nordural toll volume, direct shipments were down 10.0 million pounds, reflecting slightly lower production rates, and one fewer production day in the first quarter of 2005 versus 2004.

"Our operating income approached record levels in the first quarter," said Craig Davis, Chairman and Chief Executive Officer. "While we benefited from robust aluminum prices, we will continue to focus on improving our operations and reducing costs."

Century owns 615,000 metric tonnes per year (mtpy) of primary aluminum capacity. The company owns and operates a 244,000 mtpy plant at Hawesville, Kentucky; a 170,000 mtpy plant at Ravenswood, West Virginia; and a 90,000 mtpy plant at Grundartangi, Iceland that will be expanded to 212,000 mtpy in 2006. The company also owns a 49.67-percent interest in a 222,000 mtpy reduction plant at Mt. Holly, South Carolina. Alcoa Inc. owns the remainder of the plant and is the operating partner. Century also holds a 50-percent share of the 1.25 million mtpy Gramercy Alumina refinery in Gramercy, Louisiana and related bauxite assets in Jamaica. Century's corporate offices are located in Monterey, California.


This press release may contain "forward-looking statements" within the meaning of U.S. federal securities laws. The company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the company's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks,


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uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the company's Annual Report on Form 10-K and in other filings made with the Securities and Exchange Commission. The company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

Century Aluminum Company, Monterey, California
Michael Dildine, 831-642-9364
mdildine@centuryca.com

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                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in Thousands, Except Per Share Amounts)
                                   (Unaudited)

                                                                                                   THREE MONTHS ENDED
                                                                                                        MARCH 31,
                                                                                             -----------------------------
                                                                                                2005                2004
                                                                                             ---------           ---------
NET SALES:
     Third-party customers ...............................................................   $ 247,425           $ 192,346
     Related parties .....................................................................      37,971              39,748
                                                                                             ---------           ---------
                                                                                               285,396             232,094

COST OF GOODS SOLD .......................................................................     234,788             195,045
                                                                                             ---------           ---------
GROSS PROFIT .............................................................................      50,608              37,049

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES .............................................       8,796               5,408
                                                                                             ---------           ---------
OPERATING INCOME .........................................................................      41,812              31,641

INTEREST EXPENSE - Net ...................................................................      (6,466)            (10,607)
NET LOSS ON FORWARD CONTRACTS ............................................................     (23,495)            (12,820)
OTHER INCOME (EXPENSE) ...................................................................         407               (614)
                                                                                             ---------           ---------
INCOME BEFORE INCOME TAXES AND EQUITY IN EARNINGS OF JOINT VENTURE .......................      12,258               7,600

INCOME TAX EXPENSE .......................................................................      (6,479)             (2,800)
                                                                                             ---------           ---------
INCOME BEFORE EQUITY IN EARNINGS OF JOINT VENTURE ........................................       5,779               4,800

EQUITY IN EARNINGS OF JOINT VENTURE ......................................................       5,348                   -
                                                                                             ---------           ---------
NET INCOME ...............................................................................      11,127               4,800

PREFERRED DIVIDENDS ......................................................................           -               (500)
                                                                                             ---------           ---------
NET INCOME APPLICABLE TO COMMON SHAREHOLDERS .............................................    $ 11,127            $  4,300
                                                                                             =========           =========

EARNINGS PER COMMON SHARE
    Basic - Net income ...................................................................    $   0.35            $   0.20
    Diluted - Net income .................................................................    $   0.35            $   0.20

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
     Basic ...............................................................................      32,057              21,195
     Diluted .............................................................................      32,129              21,384

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                            CENTURY ALUMINUM COMPANY
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in Thousands)
                                   (Unaudited)

                                                                                                        MARCH 31,       DECEMBER 31,
ASSETS                                                                                                    2005              2004
                                                                                                      ------------     -------------
CURRENT ASSETS:
     Cash .........................................................................................   $     52,763     $     44,168
     Restricted cash ..............................................................................          1,677            1,678
     Accounts receivable - net ....................................................................         87,778           79,576
     Due from affiliates ..........................................................................         14,269           14,371
     Inventories ..................................................................................        103,427          108,555
     Prepaid and other assets .....................................................................         12,759           10,055
     Deferred taxes - current portion .............................................................         34,370           25,688
                                                                                                      ------------     -------------
          Total current assets ....................................................................        307,043          284,091
Property, plant and equipment - net ...............................................................        863,248          806,250
Intangible asset - net ............................................................................         85,663           86,809
Goodwill ..........................................................................................         94,844           95,610
Other assets ......................................................................................         70,563           58,110
                                                                                                      ------------     -------------
          Total ...................................................................................   $  1,421,361     $  1,330,870
                                                                                                      ============     =============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable, trade ......................................................................   $     55,590     $     47,479
     Due to affiliates ............................................................................         97,030           84,815
     Accrued and other current liabilities ........................................................         49,221           53,309
     Accrued employee benefits costs - current portion ............................................          8,458            8,458
     Convertible senior notes .....................................................................        175,000          175,000
     Industrial revenue bonds .....................................................................          7,815            7,815
     Long term debt - current portion .............................................................         10,589           10,582
                                                                                                      ------------     -------------
          Total current liabilities ...............................................................        403,703          387,458

Senior unsecured notes payable ....................................................................        250,000          250,000
Nordural debt .....................................................................................        117,376           80,711
Accrued pension benefit costs - less current portion ..............................................         11,070           10,685
Accrued postretirement benefits costs - less current portion ......................................         88,378           85,549
Other liabilities .................................................................................         33,740           34,961
Due to affiliates - less current portion ..........................................................         64,477           30,416
Deferred taxes ....................................................................................         73,909           68,273
                                                                                                      ------------     -------------
          Total noncurrent liabilities ............................................................        638,950          560,595

SHAREHOLDERS' EQUITY:
     Common stock (one cent par value, 50,000,000 shares authorized; 32,088,270
       shares outstanding at March 31, 2005 and 32,038,297 at December 31, 2004) ..................            321              320
     Additional paid-in capital ...................................................................        416,400          415,453
     Accumulated other comprehensive loss .........................................................        (68,354)         (52,186)
     Retained earnings ............................................................................         30,341           19,230
                                                                                                      ------------     -------------
          Total shareholders' equity ..............................................................        378,708          382,817
                                                                                                      ------------     -------------
          Total ...................................................................................   $  1,421,361     $  1,330,870
                                                                                                      ============     =============


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                            CENTURY ALUMINUM COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOW
                             (Dollars in Thousands)
                                  (Unaudited)

                                                                                                             THREE MONTHS ENDED
                                                                                                                 MARCH 31,
                                                                                                          2005               2004
                                                                                                      -----------        -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income ..................................................................................   $   11,127         $    4,800
      Adjustments to reconcile net income to net cash provided by operating activities:
          Unrealized loss on forward contracts ....................................................       22,269              9,750
          Depreciation and amortization ...........................................................       13,794             11,241
          Deferred income taxes ...................................................................        6,479              2,800
          Pension and other postretirement benefits ...............................................        3,214              2,342
          Inventory market adjustment .............................................................            -             (2,273)
          (Gain) Loss on disposal of assets .......................................................          (31)               626
          Change in operating assets and liabilities:
               Accounts receivable - net ..........................................................       (8,202)            (9,966)
               Due from affiliates ................................................................          102               (935)
               Inventories ........................................................................        5,128              3,663
               Prepaid and other assets ...........................................................       (1,395)             2,037
               Accounts payable, trade ............................................................       (3,175)               922
               Due to affiliates ..................................................................       (9,146)            (7,147)
               Accured and other current liabilities ..............................................       (7,951)             9,740
               Other - net. .......................................................................       (5,148)              (928)
                                                                                                      -----------        -----------
          Net cash provided by operating activities ...............................................       27,065             26,672

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchase of property, plant and equipment ...................................................       (2,540)            (1,802)
      Nordural expansion ..........................................................................      (48,988)                 -
      Proceeds from sale of property, plant and equipment .........................................           59                  -
                                                                                                      -----------        -----------
          Net cash used in investing activities ...................................................      (51,469)            (1,802)

CASH FLOWS FROM FINANCING ACTIVITIES:
      Borrowings ..................................................................................      105,325                  -
      Repayment of third party debt ...............................................................      (68,658)                 -
      Financing fees ..............................................................................       (4,617)                 -
      Issuance of common stock ....................................................................          949              1,051
          Net cash provided by financing activities ...............................................       32,999              1,051
                                                                                                      -----------        -----------
NET INCREASE IN CASH ..............................................................................        8,595             25,921

CASH, BEGINNING OF PERIOD .........................................................................       44,168             28,204
                                                                                                      -----------        -----------
CASH, END OF PERIOD ...............................................................................   $   52,763            $54,125
                                                                                                      ===========        ===========


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                            CENTURY ALUMINUM COMPANY
                             SELECTED OPERATING DATA
                                   (Unaudited)

                          SHIPMENTS - PRIMARY ALUMINUM


                                                 Direct (1)                                                Toll
                             -------------------------------------------------       -----------------------------------------------
                             Metric Tons        Pounds (000)        $/Pound          Metric Tons        Pounds (000)         Revenue
                             -----------        ------------        -------          -----------        ------------         -------
     2005
     ----
     1st Quarter                 130,083             286,783        $  0.88               22,756              50,168        $ 33,372

     2004
     ----
     1st Quarter                 134,600             296,743        $  0.78                    -                   -               -


     (1) Does not include Toll shipments from Nordural


                   FORWARD PRICED SALES - AS OF MARCH 31, 2005

                                                        2005(1)        2006(2)              2007(2)        2008-2010(3)
                                                        -------        -------              -------        ------------
              Pounds (000)                              348,856        370,266              374,565             515,881
              Metric Tons                               158,239        167,950              169,900             234,000


            (1) The forward priced sales in 2005 exclude April 2005 shipments to customers that are priced based upon the prior month's market price.

            (2) The forward priced sales in 2006 and 2007 may increase by up to 25,200 and 50,400 metric tons respectively, depending on the market price in the month of sale.

            (3) The forward priced sales in 2008 through 2010 may increase by up to 225,000 metric tons depending on the market price in the month of sale.